Exhibit 10.5

Schedule 5.22

Owned Real Property

Property	Owner

3409 Camp Ground Road	ISA
Louisville, KY 40211

7110 Grade Lane	ISA Real Estate
Louisville, KY 40213

6709 Grade Lane	ISA Real Estate
Louisville, KY 40213

1617 State Road 111	ISA Real Estate
New Albany, Indiana 47150

7023, 7025, 7101, and 7103 Grade Lane	7021 Grade
Louisville, KY 40213

7124 Grade Lane	7124 Grade
Louisville, KY 40213

7200 and 7210 Grade Lane	7200 Grade
Louisville, KY 40219

1565 E. 4th Street	IN Real Estate
Seymour, Indiana 47274